UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10 , 2015

HYBRID COATING TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53459	20-3551488
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

950 John Daly blvd, Suite 260, Daly City, CA 94015	94015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 491-3449

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 10, 2015, Hybrid Coating Technologies Inc. (the “Company”), through its wholly owned subsidiary Nanotech Industries International Inc. (“NTI”), and Nanotech Industries Inc. (the “Licensor”) entered into a Tenth Amendment (“Tenth Amendment Agreement”) to the Licensing Agreement previously entered into by and between the Parties on July 12, 2010, amended on March 17, 2011, on July 7, 2011, on June 28, 2013, on December 13, 2013, on March 31, 2014, on April 9, 2014, on May 6, 2014 , on August 19, 2014 and on September 10, 2014. The Licensing Agreement was previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on October 18, 2011, the Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K on March 21, 2011, the Second Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K on July 8, 2011, the Third Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on June 28, 2013, the Fourth Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on December 13, 2013, the Fifth Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on April 1, 2014, the Sixth Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on April 10, 2014, the Seventh Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on May 6, 2014, the Eighth Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on August 19, 2014 and the Ninth Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on September 10, 2014. The Tenth Amendment to the Licensing Agreement is intended to modify the Licensing Agreement as follows and no other changes are being made by means of this filing:

1.

Pursuant to the terms of the Licensing Agreement, the license to sell and manufacture the LICENSOR Product granted by the Licensor to NTI has been expanded to include polyurethane foam packaging (“PFP”). The term LICENSOR Product has thus been modified and shall be defined in the Agreement as follows: environmentally safe coatings, polyurethane foam for the textile industry, synthetic leather, sealants and adhesives, and PFP.

2.

In consideration for the LICENSOR Product to include the PFP, NTI shall issue to the Licensor 420,000 Series B Preferred Shares (“Consideration”) payable at the time of execution of the Tenth Amendment Agreement (“Deadline”). Should NTI not pay the Consideration within the Deadline, the PFP shall not be added to the Licensor PRODUCT definition.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description

10.1	Tenth Amendment to the Licensing Agreement, dated August 10, 2015

10.2	Licensing Agreement, dated July 12, 2010 (1)

10.3	Amendment to the Licensing Agreement, dated March 17, 2011 (2)

10.4	Second Amendment to the Licensing Agreement, dated July 7, 2011 (3)

10.5	Third Amendment to the Licensing Agreement, dated June 28, 2013 (4)

10.6	Fourth Amendment to the Licensing Agreement, dated December 13, 2014 (5)

10.7	Fifth Amendment to the Licensing Agreement, dated March 31 , 2014 (6)

10.8	Sixth Amendment to the Licensing Agreement, dated April 9 , 2014 (7)

10.9	Seventh Amendment to the Licensing Agreement, dated May 6 , 2014 (8)

10.10	Eighth Amendment to the Licensing Agreement, dated August 19 , 2014 (9)

10.11	Ninth Amendment to the Licensing Agreement, dated September 10, 2014 (10)

Note

(1)Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on October 18, 2011.
(2)Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on March 21, 2011.
(3)Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on July 8, 2011.
(4) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on June 28, 2013.
(5) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on December 13, 2013.
(6) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on April 1, 2014.
(7) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on April 10, 2014.
(8) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on May 6, 2014.
(9) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on August 19, 2014
(10) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on September 10, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2015	HYBRID COATING TECHNOLOGIES INC.

By:/s/:Joseph Kristul
Joseph Kristul
President and Chief Executive Officer